Exhibit 99.1
GUARANTY
Dated as of March 1, 2007
from
ESMARK INCORPORATED
AND
EACH OTHER GUARANTOR FROM TIME TO TIME PARTY HERETO
as Guarantors
in favor of
METAL MANAGEMENT, INC.
AND
THE OTHER PERSONS NAMED HEREIN

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GUARANTY
          GUARANTY dated as of March 1, 2007 made by Esmark Incorporated, a Delaware corporation (“Esmark”), and its current subsidiaries and each other entity that becomes a party hereto pursuant to Section 5(f) and their respective successors and assigns (each a “Guarantor” and, collectively, the “Guarantors”), in favor of Metal Management, Inc., a Delaware corporation and its current and future subsidiaries, joint venture partners, successors and assigns (collectively, “MTLM”).
          PRELIMINARY STATEMENT. Reference is made to Wheeling-Pittsburgh Corporation, a Delaware corporation (“WPC”). Pursuant to a Press Release filed by Esmark pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14(a)-12 of the Securities and Exchange Act of 1934 (the “Rule 425 Proposal”), Esmark intends to combine Esmark and WPC under a new holding company or pursuant to a similar transaction (the “Merger”). WPC and its subsidiaries, including but not limited to Wheeling-Pittsburgh Steel Corporation (together with WPC, and collectively, “Wheeling”), intend to purchase scrap metal from time to time from MTLM, pursuant to purchase orders executed in connection with each such purchase (each, a “Purchase Order” and, collectively, the “Purchase Orders”). It is a condition precedent to MTLM selling any scrap metal to Wheeling pursuant to a Purchase Order that the Guarantors shall have executed and delivered this Guaranty.
          NOW, THEREFORE, in consideration of the premises and in order to induce MTLM to enter into the Purchase Orders with Wheeling, each Guarantor hereby agrees as follows:
          SECTION 1. Guaranty; Release. (a) Each Guarantor jointly and severally hereby unconditionally guarantees the punctual payment when due of all the payment obligations of Wheeling for the purchase of metal under or pursuant to each Purchase Order (the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by MTLM in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Wheeling to MTLM under each Purchase Order, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Wheeling.
          (b) Any Guarantor may, upon no less than sixty (60) days’ prior written notice to MTLM of the release date (“Release Date”), release itself from any obligations under this Guaranty that may arise under or in connection with any Purchase Order issued to and received by MTLM after the Release Date; provided, however, that all obligations of such Guarantor hereunder shall remain in full force and effect with respect to any obligations under this Guaranty arising under or in connection with any Purchase Order issued to and received by MTLM prior to or on the Release Date.
          SECTION 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms each Purchase Order, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of MTLM with respect thereto. The obligations of the Guarantor under this

Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:
     (a) failure to consummate the transactions contemplated by the Rule 425 Proposal, removal of Esmark representatives from the Wheeling Board of Directors or lack of validity or enforceability of the documentation executed pursuant to the Rule 425 Proposal or any agreement or instrument relating thereto;
     (b) any lack of validity or enforceability of any Purchase Order or any agreement or instrument relating thereto;
     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Purchase Order, including, without limitation, any increase in the Guaranteed Obligations resulting from the amendment any Purchase Order or the extension thereof or otherwise;
     (d) any change, restructuring or termination of the corporate structure or existence of Wheeling or any of its Subsidiaries; or
     (e) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, Wheeling or a guarantor.
This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by MTLM upon the insolvency, bankruptcy or reorganization of Wheeling or otherwise, all as though such payment had not been made.
          SECTION 3. Waivers. (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that MTLM protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against Wheeling or any other person.
          (b) Each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any Purchase Order, the transactions contemplated thereby or the actions of MTLM in the negotiation, administration, performance or enforcement thereof.
          (c) Each Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against Wheeling that arise from the existence, payment, performance or enforcement of any Guaranteed Obligations or any Purchase Order, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of MTLM against Wheeling whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Wheeling or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to such Guarantor in violation of the preceding sentence at any time prior to the later of the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and any Purchase Order, such amount shall be held in trust for the benefit of MTLM and shall forthwith be paid to MTLM to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of each Purchase Order or other amounts payable under this Guaranty thereafter arising. Each Guarantor acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Purchase Orders, regardless of whether the Merger is consummated.
          SECTION 4. Conditions Precedent. This Guaranty shall not be effective, and MTLM shall not be obligated to enter into any Purchase Order, unless and until the following conditions precedent have been satisfied or waived by MTLM:
     (a) Each of the parties hereto has executed and delivered a counterpart of this Guaranty;
     (b) Esmark shall have provided to MTLM a copy of most recently available financial deliverables required by Section 6(b) below;
     (c) Esmark shall have executed and delivered a certificate signed by the secretary of Esmark in substantially the form attached hereto as Exhibit A;
     (d) The Representations and Warranties contained in this Guaranty are true and correct as of the date hereof and the date of each Purchase Order and each Guarantor shall be in compliance with the covenants set forth in Section 6 below on the date of each Purchase Order.
          SECTION 5. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:
     (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.
     (b) Such Guarantor has, independently and without reliance upon MTLM and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.
     (c) Such Guarantor has reviewed, approved and has been advised by its legal counsel concerning, the provisions and remedies of this Guaranty and any Purchase Order.
     (d) The execution, delivery and performance by such Guarantor of this Guaranty has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Guarantor’s certificate or articles of incorporation, certificate or articles of formation, certificate of limited partnership, joint venture agreement, bylaws, limited partnership agreement, limited liability company agreement, operating agreement, or the equivalent organizational documents, as applicable to such Guarantor.
     (e) Such Guarantor is deriving and will derive a material business benefit from the transactions contemplated between Wheeling and MTLM under any Purchase Order or will otherwise derive a material business benefit from providing this Guaranty for Wheeling.
     (f) This Guaranty and each obligation of such Guarantor under this Guaranty is a legal, valid and binding obligation of such Guarantor and is enforceable against such Guarantor in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency and other similar laws limiting the enforcement of creditors’ rights generally,
     (g) All of the financial statements and certifications delivered to MTLM by or on behalf of the Guarantors in connection with this Guaranty are true and correct in all material respects, present fully and fairly the assets, liabilities (including contingent liabilities) and financial condition of the Guarantors as of the respective dates thereof, have been prepared in accordance with generally accepted accounting principles consistently applied and are not misleading. No material adverse change has occurred in the financial condition of the Guarantors from that set out in the latest-dated of such financial statements.
     (h) Such Guarantor is not in default under any note, instrument, contract, document or agreement the effect of which could materially adversely affect its financial condition or its performance of its obligations under this Guaranty. There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against such Guarantor before any court, arbitrator, tribunal or any other governmental authority of any kind which could materially adversely affect its financial condition or its performance of its obligations under this Guaranty.
     (i) Neither the execution and delivery of this Guaranty nor compliance with its terms will violate any presently existing law, regulation, order, writ, injunction or decree of any court or other governmental authority of any kind, or result in any default by such Guarantor under any note, instrument, contract, document or agreement of any kind, including, without limitation, the Credit Agreement, dated as of December 30, 2004, among Esmark, Sun Steel Company LLC, Electric Coating Technologies LLC, Great Western Steel Company LLC, Century Steel Company LLC, Electric Coating Technologies Bridgeview LLC, U.S. Metals & Supply LLC, Miami Valley Steel Service, Inc., North American Steel LLC, Premier Resource Group LLC, and Independent Steel Company LLC, collectively as the borrowers, JPMorgan Chase Bank, N.A., as lender and administrative agent, and National City Business Credit Inc., as lender and syndication agent, and the other lenders from time to time party thereto (such agreement, as amended, supplemented, modified, replaced or refinanced, the “JPMorgan Facility”).

     (j) Such Guarantor: (i) is solvent on the date hereof, will not become insolvent as a result of the obligations incurred under this Guaranty, and would not become insolvent as a result of the obligations incurred under this Guaranty if such Guarantor were liable to pay to MTLM the full amount of the liabilities hereunder; (ii) is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which the property of such Guarantor is an unreasonably small amount of capital; and (iii) has not intended to incur, does not intend to incur, and does not believe that it is incurring, obligations that would be beyond such Guarantor’s ability to pay as such obligations mature. Such Guarantor now has and will continue to have full and complete access to any and all information concerning the transactions contemplated by any Purchase Order or referred to therein, the value of the assets owned or to be acquired by Wheeling, Wheeling’s shareholders, officers or directors or any other guarantor, their respective financial status and their ability to perform the Obligations or Guaranteed Obligations, as the case may be.
     (k) Such Guarantor has filed all federal, state, county, municipal and other income tax returns required to have been filed by such Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by such Guarantor, and such Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.
          SECTION 6. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, each Guarantor will observe the following covenants:
     (a) Such Guarantor hereby agrees to be bound, just as Wheeling is bound, by the covenants contained in any Purchase Order.
     (b) Such Guarantor will deliver to MTLM (i) a copy (certified by a responsible officer of such Guarantor to MTLM) of such Guarantor’s financial statement for (and as at the end of) each calendar month and audited financial statements for each calendar year within 30 days after the end of each month and each calendar year, as the case may be. Each such financial statement shall include a balance sheet, a schedule of all material contingent liabilities and all other notes and schedules relating thereto necessary to present fully and fairly the assets, liabilities (including contingent liabilities) and financial condition of Guarantor as of the last day of such period, shall have been prepared in accordance with generally accepted accounting principles consistently applied and shall be in a form and level of detail reasonably satisfactory to MTLM and (ii) a copy of any and all certificates delivered pursuant to the JPMorgan Facility in compliance with covenants on financial reporting, including without limitation certificates as to borrowing base calculations and providing for amounts of excess availability, as applicable. In addition, such Guarantor shall deliver to MTLM from time to time such other financial statements, certifications and information as MTLM may reasonably request.
     (c) If at any time all or any part of any payment or other transfer of any property applied by MTLM to any of the Guaranteed Obligations or otherwise received by MTLM is rescinded, avoided, declared invalid or required by law to be returned by MTLM for any reason whatsoever, all such Guaranteed Obligations shall, for the purposes of this Guaranty, be deemed to have continued in existence to the extent that such payment or other transfer is rescinded, avoided, declared invalid or required by law to be returned, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to the Guaranteed Obligations and the obligations under any Purchase Order as though such prior application or transfer by MTLM had not been made or otherwise taken into account. The provisions of this Section 6(c) shall survive the payment and satisfaction of the obligations under any Purchase Order and the termination of this Guaranty as well as the delivery of any instruments of release, satisfaction or termination that may be delivered in connection with any Purchase Order or this Guaranty.
     (d) Each Guarantor hereby subordinates and will continue to subordinate, and shall cause any affiliate or subsidiary to subordinate, any and all claims and liens of any kind of such Guarantor or such affiliate against Wheeling or any of its shareholders, officers or directors (including any right of Guarantor to a return of any capital contributed to Wheeling) to all of the obligations under any Purchase Order and to any other claims or liens of MTLM against Wheeling or any other shareholder of Wheeling or their respective property. Upon the occurrence of a default under any Purchase Order, each Guarantor and its affiliates or subsidiaries shall enforce any of their claims or liens solely as trustee for MTLM, and shall cause any receipts to be paid over to MTLM on account of the obligations under any Purchase Order without affecting in any manner the liability of any Guarantor under this Guaranty except to the extent of such payment.
     (e) The obligations of each Guarantor hereunder shall not be affected by any of the following: (i) the release or discharge of Wheeling or of any other guarantor or any of the other officers, directors or shareholders in any creditors’, receivership, bankruptcy, reorganization, insolvency, or other proceeding; (ii) the rejection or disaffirmance in any such proceeding of any of the obligations under any Purchase Order; (iii) the impairment or modification of any of the obligations under any Purchase Order, or of any remedy for the enforcement thereof, or of the estate of Wheeling in bankruptcy, resulting from any present or future federal or state bankruptcy law or any other law of any kind or from the decision or order of any court or other governmental authority; (iv) any disability or defense of Wheeling; (v) the cessation of the liability of Wheeling for any cause whatsoever; (vi) any sale, assignment, transfer or other conveyance (including any conveyance in lieu of foreclosure or any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the obligations under any Purchase Order, regardless of the amount received by MTLM in connection therewith; or (vii) any disability or defense of any kind now existing of each Guarantor with respect to any provision of this Guaranty.
     (f) Should any Guarantor create, form, or acquire any subsidiary after the date hereof, such Guarantor shall cause any such subsidiary that is not a Guarantor to become a Guarantor hereunder and such subsidiary shall execute and deliver to MTLM a Joinder Agreement substantially in the form of Exhibit B hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto as of the date hereof.
          SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by MTLM, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by MTLM, (a) limit the liability of any Guarantor hereunder or (b) postpone any date fixed for payment hereunder.
          SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be considered as properly given by being sent by nationally recognized overnight courier by guaranteed next day delivery, if to any Guarantor, addressed to it c/o Esmark Incorporated, at 2500 Euclid Avenue, Chicago Heights, Illinois 60411, Attention: John F. Krupinski,, if to MTLM at Metal Management, Inc., 325 N. LaSalle Street, Suite 550, Chicago, Illinois 60610, Attention: Robert C. Larry, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed in accordance with the prior sentence, be effective when received by the addressee.
          SECTION 9. No Waiver; Remedies. No failure on the part of the MTLM to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          SECTION 10. Continuing Guaranty; Joint and Several Liability. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the occurrence of the Release Date for all Guarantors, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by MTLM and its successors, transferees and assigns. Each Guarantor hereby declares and agrees that this Guaranty shall be a joint and several obligation of such Guarantor.
          SECTION 11. Governing Law; Jurisdiction: Consent to Service of Process.
     (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.
     (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any Purchase Order shall affect any right that MTLM may otherwise have to bring any action or proceeding relating to this Guaranty or any Purchase Order against any party hereto or its properties in the courts of any jurisdiction.
          (c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any Purchase Order or in any court referred to in paragraph (b) of this Section. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each Guarantor irrevocably consents to service of process in the manner provided for notices in Section 11. Nothing in this Agreement or any Purchase Order will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.
          SECTION 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY PURCHASE ORDER OR THE TRANSACTIONS CONTEMPLATED THEREIN OR RELATED THERETO (WHETHER FOUNDED IN CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.
[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

ESMARK INCORPORATED, a Delaware corporation

SUN STEEL COMPANY LLC, an Illinois limited liability company	CENTURY STEEL COMPANY LLC, an Illinois limited liability company

NORTH AMERICAN STEEL COMPANY LLC, an Illinois limited liability company	GREAT WESTERN STEEL COMPANY LLC, an Illinois limited liability company

ELECTRIC COATING TECHNOLOGIES BRIDGEVIEW LLC, an Illinois limited liability company	U.S. METALS & SUPPLY LLC, an Illinois limited liability company

MIAMI VALLEY STEEL SERVICE, INC., an Ohio corporation	PREMIER RESOURCE GROUP LLC, an Illinois limited liability company

INDEPENDENT STEEL COMPANY LLC, an Illinois limited liability company	ELECTRIC COATING TECHNOLOGIES LLC, a Delaware limited liability company

ESMARK REALTY LLC, an Illinois limited liability company	CENTURY STEEL REALTY LLC, an Illinois limited liability company

GREAT WESTERN REALTY LLC, an Illinois limited liability company	ISCO REALTY LLC, an Illinois limited liability company

MIAMI VALLEY REALTY LLC, an Illinois limited liability company	SUN STEEL REALTY LLC, an Illinois limited liability company

U.S. METALS REALTY LLC, an Illinois limited liability company

Exhibit A
ESMARK INCORPORATED
Secretary’s Certificate
          In connection with a certain Guaranty, dated as of March 1, 2007, made by Esmark Incorporated, a Delaware corporation (the “Company”), and each of wholly-owned, direct or indirect subsidiaries of the Company set forth on Schedule 1 hereto and the other persons from time to time party thereto, in favor of Metal Management, Inc., a Delaware corporation and its current and future subsidiaries, joint venture partners, successors and assigns (collectively, “MTLM”), the undersigned hereby certifies to MTLM that he is the duly elected and qualified Secretary of the Company and further certifies to MTLM that:
(a)	The Company is a corporation existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and conduct its business;

(b)	The Company has taken all necessary corporate action and passed resolutions duly authorizing the Guaranty and the transactions contemplated thereunder and the Board of Directors of the Company, at such time, had full power and lawful authority to take such corporate action and adopt resolutions and to confer the powers therein granted upon the officers designated, and such officers have full power and authority to exercise the same;

(c)	There is nothing in the Certificate of Incorporation or the Bylaws prohibiting the execution, delivery and performance of the Guaranty and the actions taken by the Company in connection with the Guaranty;

(d)	The following persons are duly elected or appointed and qualified officers of the Company authorized (i) to sign on behalf of the Company each of the documents, instruments, or agreements referred to in or contemplated by the corporate action taken in (b) (ii) to act as a representative of the Company for the purposes of signing such documents and giving notices and other communications in connection therewith and the transactions contemplated thereby. In no case has this authority been rescinded, revoked or made conditional.

Name	Office	Signature

James P. Bouchard	Chairman and Chief Executive Officer
John F . Krupinski	VP-Finance, Treasurer Secretary

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Exhibit A
ESMARK INCORPORATED
Secretary’s Certificate
          In connection with a certain Guaranty, dated as of March 1, 2007, made by Esmark Incorporated, a Delaware corporation (the “Company”), and each of wholly-owned, direct or indirect subsidiaries of the Company set forth on Schedule 1 hereto and the other persons from time to time party thereto, in favor of Metal Management, Inc., a Delaware corporation and its current and future subsidiaries, joint venture partners, successors and assigns (collectively, “MTLM”), the undersigned hereby certifies to MTLM that he is the duly elected and qualified Secretary of the Company and further certifies to MTLM that:
(a)	The Company is a corporation existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and conduct its business;

(b)	The Company has taken all necessary corporate action and passed resolutions duly authorizing the Guaranty and the transactions contemplated thereunder and the Board of Directors of the Company, at such time, had full power and lawful authority to take such corporate action and adopt resolutions and to confer the powers therein granted upon the officers designated, and such officers have full power and authority to exercise the same;

(c)	There is nothing in the Certificate of Incorporation or the Bylaws prohibiting the execution, delivery and performance of the Guaranty and the actions taken by the Company in connection with the Guaranty;

(d)	The following persons are duly elected or appointed and qualified officers of the Company authorized (i) to sign on behalf of the Company each of the documents, instruments, or agreements referred to in or contemplated by the corporate action taken in (b) (ii) to act as a representative of the Company for the purposes of signing such documents and giving notices and other communications in connection therewith and the transactions contemplated thereby. In no case has this authority been rescinded, revoked or made conditional.

Name	Office	Signature

James P. Bouchard	Chairman and Chief Executive Officer

John F. Krupinski	VP-Finance, Treasurer Secretary
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IN WITNESS WHEREOF, I have set my hand as of March_, 2007

John F. Krupinski, Secretary
          The undersigned, James P. Bouchard, being the Chairman and Chief Executive Officer of the Company does hereby certify that John F. Krupinski, is the Secretary of the Company and the signature set forth above is his true signature.

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IN WITNESS WHEREOF, I have set my hand as of March 2, 2007

          The undersigned, James P. Bouchard, being the Chairman and Chief Executive Officer of the Company does hereby certify that                      is the Secretary of the Company and the signature set forth above is his true signature.

James P. Bouchard, Chairman and
Chief Executive Officer
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Exhibit B
FORM OF JOINDER AGREEMENT
     This JOINDER AGREEMENT, dated as of [ ___ ], is delivered pursuant to Section 6(f) of the Guaranty, dated as of March 1, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Guaranty”), by Esmark Incorporated, a Delaware corporation (“Esmark”), and its current subsidiaries and each other entity that becomes a party thereto pursuant to such Section 6(f) and their successors and assigns, (each a “Guarantor” and, collectively, the “Guarantors”), in favor of Metal Management, Inc., a Delaware corporation, and its current and future subsidiaries, joint venture partners, successors and assigns (collectively, “MTLM”). Capitalized terms used herein without definition are used as defined in the Guaranty.
     By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 6(f) of the Guaranty Agreement, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor therein. The undersigned hereby agrees to be bound as a Guarantor for the purposes of the Guaranty. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty.
     The undersigned hereby represents and warrants that each of the representations and warranties contained in Article IV of the Guaranty applicable to it is true and correct in all material respects on and as the date hereof as if made on and as of such date.
     IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS JOINDER AGREEMENT TO BE DULY EXECUTED AND DELIVERED AS OF THE DATE FIRST ABOVE WRITTEN.

[Additional Guarantor]

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